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                                                                    Exhibit 10.5
                                                                    ------------

                              STANDSTILL AGREEMENT
                              --------------------

     This is a STANDSTILL AGREEMENT, dated as of August 2, 2002, by and among Mattress Discounters Corporation, a Delaware corporation, ("MD") and each of the holders of MD's 12-5/8% Senior Notes, Series A and Series B, due 2007 (the "Senior Notes") party hereto as listed on the signature pages hereof (each such holder a "Consenting Holder" and all such holders collectively the "Consenting Holders").

     WHEREAS, MD issued Senior Notes in the total aggregate principal amount of $140 million pursuant to a certain Indenture (the "Indenture") dated as of August 6, 1999, by and among MD, as Issuer, certain Guarantors named therein, as Guarantors, and State Street Bank and Trust Company, as Trustee (the "Trustee");

     WHEREAS, the Consenting Holders beneficially own Senior Notes in the total aggregate principal amount of $92.645 million;

     WHEREAS, in accordance with the terms of the Senior Notes and the Indenture, MD was obligated to make an interest payment in excess of $8 million on July 15, 2002 (the "July Interest Payment");

     WHEREAS, MD has not made the July Interest Payment;

     WHEREAS, MD and the Consenting Holders, among others, have been in negotiations regarding a possible recapitalization or other financial restructuring of MD in order to address MD's current financial condition (the "Restructuring Negotiations");

     WHEREAS, in order to give the parties a more meaningful opportunity to pursue the Restructuring Negotiations and, at the same time, to help preserve the value of MD during the period of such Restructuring Negotiations, MD has requested that the Consenting Holders agree to refrain from exercising any rights or remedies or otherwise taking any action under the Senior Notes and /or the Indenture on the basis of MD's failure to make the July Interest Payment; and

     WHEREAS, the Consenting Holders have agreed to refrain from exercising any rights or remedies or otherwise taking any action under the Senior Notes and/or the Indenture on the basis of MD's failure to make the July Interest Payment, in accordance with and to the extent set forth below in this Agreement.

     NOW, THEREFORE, in consideration of the above, the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefore in the Indenture.

     2. Standstill. Each of the Consenting Holders agrees that from the Effective Date (as defined below) until the Termination Date, no Consenting Holder shall: (i) instruct the Trustee,

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or otherwise take any action, to accelerate the indebtedness under the Senior
Notes; or (ii) instruct the Trustee, or otherwise take any action, to commence any suit or other action or to exercise any other remedy to collect any portion of the July Interest Payment or other amounts from MD or any other party. For purposes hereof, "Effective Date" means the date on which Sealy, Inc. delivers to MD an executed counterpart of a letter in the form of Exhibit A hereto or in such other form as may be agreed to by the Consenting Holders (the "Sealy Letter").

     3. Termination. This Agreement shall become effective on the Effective Date and shall remain in effect until the date (the "Termination Date") that is the earlier to occur of : (i) September 30, 2002; (ii) the occurrence of an Event of Default other than due to or based upon MD's failure to make the July Interest Payment; or (iii) any termination or modification of the Sealy Letter or the business relationship contemplated thereby.

     4. Miscellaneous. This Agreement shall be governed by the laws of the State of New York without giving effect to its conflict of laws provisions. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon and inure to the benefit of MD, the Consenting Holders and each of their respective successors and assigns. Each Consenting Holder agrees not to sell any of its Senior Notes unless its purchaser agrees in writing to be bound by the terms of this Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supercedes all prior negotiations. Except as specifically provided for in paragraph 2 above, nothing herein shall constitute a waiver, amendment or modification of any of the Consenting Holders' rights with respect to the Senior Notes.

     5. Representation by Consenting Holders. Each of the Consenting Holders represents to MD, and certifies to the Trustee, that it has power to vote the Senior Notes in the amount set forth opposite its signature and/or its name on Schedule A attached hereto. Upon the Effective Date, the signature of each Consenting Holder to this Agreement shall constitute the instructions to the Trustee by each such Consenting Holder to not take action to accelerate the indebtedness under the Senior Notes, or to commence any suit or other action or to exercise any other remedy to collect any indebtedness under the Senior Notes prior to the occurrence of the Termination Date.

                   [Remainder of page is intentionally blank]


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     IN WITNESS WHEREOF, intending to be legally bound, each of MD and the
Consenting Holders has caused this Agreement to be duly executed as of the date first above written.

                        MATTRESS DISCOUNTERS CORPORATION

                        By:          /s/ Stephen J. Newton
                            ----------------------------------------------------
                            Name:  Stephen J. Newton
                            Title: President and Chief Executive Officer


                        CONSENTING HOLDERS:


                        ARES LEVERAGED INVESTMENT FUNDS

                        By: ARES MANAGEMENT, L.P.

                        By:     /s/ Eric Beckman
                            ----------------------------------------------------
                            Name:  Eric Beckman
                            Title:


                        BLACKROCK

                        By:      /s/ Peter Schwartzman
                            ----------------------------------------------------
                            Name:  Peter Schwartzman
                            Title: Director


                        BILL AND MELINDA GATES FOUNDATION

                        By:      /s/ Kevin J. Buckle
                            ----------------------------------------------------
                            Name:  Kevin J. Buckle
                            Title: Senior Vice President


                        ARROW INVESTMENT PARTNERS

                        By:       /s/ Kevin J. Buckle
                            ----------------------------------------------------
                            Name:  Kevin J. Buckle
                            Title: Senior Vice President


                        SALOMON BROTHERS ASSET MANAGEMENT AS INVESTMENT ADVISOR
                        TO CERTAIN BENEFICIAL HOLDERS OF $[        ] IN
                        PRINCIPAL AMOUNT OF SENIOR NOTES

                        By:      /s/ Jeffrey Kobylarz
                            ----------------------------------------------------
                            Name:  Jeffrey Kobylarz
                            Title: Director

                        SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                        By:       /s/ Timothy M. Barns
                            ----------------------------------------------------
                            Name:  Timothy M. Barns
                            Title: Senior Vice President


                        SANKATY HIGH YIELD PARTNERS II, L.P.

                        By:       /s/ Timothy M. Barns
                            ----------------------------------------------------
                            Name:  Timothy M. Barns
                            Title: Senior Vice President


                        SANKATY ADVISORS, INC., AS COLLATERAL MANAGER FOR BRANT POINT CBO 1999-1 LTD., AS TERM LENDER

                        By:       /s/ Timothy M. Barns
                            ----------------------------------------------------
                            Name:  Timothy M. Barns
                            Title: Senior Vice President


                        SANKATY ADVISORS, LLC, AS COLLATERAL MANAGER FOR BRANT POINT IICBO 2001-1, LTD., AS TERM LENDER

                        By:       /s/ Timothy M. Barns
                            ----------------------------------------------------
                            Name:  Timothy M. Barns
                            Title: Senior Vice President


                        SANKATY ADVISORS, INC., AS COLLATERAL MANAGER FOR GREAT POINT CBO 1998-1 LTD., AS TERM LENDER

                        By:       /s/ Timothy M. Barns
                            ----------------------------------------------------
                            Name:  Timothy M. Barns
                            Title: Senior Vice President


                        SANKATY ADVISORS, LLC, AS COLLATERAL MANAGER FOR GREAT POINT CLO 1999-1 LTD., AS TERM LENDER

                        By:       /s/ Timothy M. Barns
                            ----------------------------------------------------
                            Name:  Timothy M. Barns
                            Title: Senior Vice President

                        ING-GHENT ASSET MANAGEMENT

                        By:       /s/ J. Paul Gillin
                            ----------------------------------------------------
                            Name:  J. Paul Gillin
                            Title: Managing Director


                        WELLS FARGO BANK

                        By:       /s/ Peta Swidler
                            ----------------------------------------------------
                            Name:  Peta Swidler
                            Title: Senior Vice President


                        SUTTER CBO 1998-1, LTD.

                        By:       /s/ Peta Swidler
                            ----------------------------------------------------
                            Name:  Peta Swidler
                            Title: Senior Vice President


                        SUTTER CBO 1999-1, LTD.

                        By:       /s/ Peta Swidler
                            ----------------------------------------------------
                            Name:  Peta Swidler
                            Title: Senior Vice President


                        SUTTER CBO 2000-2, LTD.

                        By:       /s/ Peta Swidler
                            ----------------------------------------------------
                            Name:  Peta Swidler
                            Title: Senior Vice President